UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 31, 2005

CURON MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31519	77-0470324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46117 Landing Parkway

Fremont, California 94538

(Address of principal executive offices, including zip code)

(510) 661-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 31, 2005, Curon Medical, Inc. entered into a Contract Manufacturing Agreement with Life Science Outsourcing, Inc. No material relationship existed between Curon Medical or its affiliates and Life Science Outsourcing prior to the execution of the Agreement. Pursuant to the Agreement, Curon Medical will be outsourcing the manufacturing of its disposable products. Future payments to be made by Curon Medical to Life Science Outsourcing will depend on the number of orders placed by Curon Medical. The Agreement has a term of one year and will be renewed on an annual basis unless otherwise mutually agreed by both parties. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.13 hereto and is incorporated in this report by reference.

Item 2.05. Costs Associated with Exit or Disposal Activities

In connection with the execution of the Contract Manufacturing Agreement to outsource the manufacturing of its disposable products, Curon Medical announced an initiative to reduce employee headcount on November 1, 2005. Under that initiative, Curon Medical anticipates reducing its employee headcount by 38 during fourth quarter of fiscal 2005, which would bring its headcount from 71 to 33 employees.

Curon Medical estimates that total expenses to be incurred in connection with the initiative will be approximately $475000 to $500,000. These expenses include approximately $215,000 for severance and approximately $260,000 to $285,000 for transition costs of the manufacturing from Fremont, California to Brea, California including freight, calibration costs, regulatory costs, pilot lots and training and travel associated therewith. Most of these expenses will be incurred in the fourth quarter of 2005 with between $25,000 and $35,000 in the first quarter of 2006.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description
10.13 †	Contract Manufacturing Agreement between Curon Medical and Life Science Outsourcing dated October 31, 2005.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including, specifically, statements concerning expectations regarding the number of orders placed with Life Science Outsourcing, employee headcount, the timing of the reduction in employee headcount, the expenses associated with the reduction in employee headcount, and the timing of the incurrence of such expenses. Forward-looking statements are based on management’s current, preliminary, expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from the statements contained herein. Further information on potential risk factors that could affect Curon Medical, its business and its financial results are detailed in Curon Medical’s periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled, “Management’s Discussion and Analysis of Financial Condition and Results of Operations -- Factors That May Affect Future Results,” in Curon Medical’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2005 filed with the Securities and Exchange Commission on August 2, 2005. The forward-looking statements are made as of the date of this Current Report, and Curon Medical undertakes no obligation to release publicly any revisions to any forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

†	Indicates confidential treatment requested as to certain portions, which portions were omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURON MEDICAL, INC.

By:	/s/ Larry C. Heaton II
Larry C. Heaton II President, Chief Executive Officer

Date: November 4, 2005

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INDEX TO EXHIBITS

Index Number	Description of Document
10.13 †	Contract Manufacturing Agreement between Curon Medical and Life Science Outsourcing dated October 31, 2005.

†	Indicates confidential treatment requested as to certain portions, which portions were omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

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